Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases

Note 8 — Leases

The Company’s leases primarily consist of certain field and corporate office facilities with remaining lease terms ranging from one to eight years. Many of the Company’s leases include options to extend the lease term with varying terms. Certain leases include payment of executory costs such as property taxes, utilities, insurance and maintenance.

Rent expense recognized was as follows (in thousands):

	Year Ended December 31,
	2021	2020
Cost of revenue	$5,791	$9,630
Operations and support	15,194	15,158
General and administrative	6,066	5,089
Total rent expense	$27,051	$29,877

Future minimum lease payments to be made by the Company for non-cancelable operating leases with an initial or remaining term greater than one year as of December 31, 2021 consisted of the following (in thousands):

Operating Leases
2022	$13,820
2023	8,221
2024	5,916
2025	4,936
2026	3,770
Thereafter	7,285
Total future minimum obligations	$43,948